UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2005 (August 4, 2005)

PRESTIGE BRANDS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-32433	20-1297589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 North Broadway
Irvington, New York  10533
(Address of Principal executive offices, including  Zip Code)

(914) 524-6810
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 4, 2005, the Board of Directors of Prestige Brands Holdings, Inc. (the “Company”) appointed Frank P. Palantoni as its new President and Chief Operating Officer.  To facilitate this transition, Peter C. Mann resigned as the Company’s President.  Mr. Mann will continue as a director of the Company and as the Company’s Chairman of the Board and Chief Executive Officer.  Mr. Palantoni also currently serves as a director of Lexicon Genetics Incorporated.  A copy of the press release dated August 8, 2005 regarding the appointment of Mr. Palantoni is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

The Company’s employment arrangement with Mr. Palantoni provides for (i) an annual salary of $350,000, (ii) an annual target bonus of not less than 60% nor more than 120% of his annual salary, (iii) an initial grant of $400,000 worth of restricted stock (subject to vesting based upon certain earnings per share and revenue targets established by the compensation committee) and (iv) an initial stock option grant to purchase $800,000 worth of common stock at $12.95 per share (which vests in five equal annual installments beginning on August 4, 2006).  A copy of Mr. Palantoni’s employment agreement is attached as Exhibit 99.2 hereto and is incorporated by reference herein.

Item 8.01 Other Events.

On August 3, 2005, a class action lawsuit, Charter Township of Clinton Police and Fire Retirement System v. Prestige Brands Holdings, Inc. et al, was filed against the Company in the United States District Court for the Southern District of New York on behalf of all persons who purchased the Company’s securities pursuant to and/or traceable to the Company’s initial public offering (the “IPO”) on or about February 9, 2005 through July 28, 2005.  The complaint also names as defendants Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co and J.P. Morgan Securities Inc., the lead or co-lead underwriters of the IPO. The complaint charges the Company, certain of its officers and directors, and other insiders with violations of the Securities Act of 1933.  The Company plans to defend this matter vigorously.

Item 9.01  Financial Statements and Exhibits.

(c)           Exhibits

Exhibit No.	Description

99.1	Press release dated August 8, 2005.

99.2	Executive Employment Agreement, dated August 4, 2005, among Prestige Brands Holdings, Inc., Prestige Brands, Inc. and Frank P. Palantoni.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESTIGE BRANDS HOLDINGS, INC.

/s/ Peter J. Anderson
Date: August 8, 2005	Name: Peter J. Anderson
Title: Chief Financial Officer